UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2021 (April 23, 2021)

Commission File No. 001-36230

TRIBUNE PUBLISHING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	38-3919441
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

160 N. Stetson Avenue, Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

(312) 222-9100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPCO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On April 23, 2021, Tribune Publishing Company (the “Company” or “Tribune”) entered into an Amendment No. 2 (“Amendment 2 to the Company Rights Plan”) to the Rights Agreement, dated as of July 28, 2020 (the “Company Rights Plan”), as amended on February 16, 2021 (“Amendment 1 to the Company Rights Plan”), by and between the Company and Computershare Trust Company, N.A., a federally chartered trust company.

Amendment 2 to the Company Rights Plan provides, among other things, that (1) the definition of “Passive Investor” shall be amended to replace “and” with “or” between romanettes (ii) and (iii) thereof and (2) the definition of “Specified Percentage” shall be amended to replace “10%” with “15%.” The Company entered into Amendment 2 to the Company Rights Plan in connection with the court approved settlement of litigation concerning the Company Rights Plan, which was filed on August 28, 2020 in the Court of Chancery of the State of Delaware, captioned Vladimir Gusinsky Revocable Trust v. Crenshaw, et al., C.A. No. 2020-0716-KSJM.

The foregoing description of Amendment 2 to the Company Rights Plan, the transactions contemplated thereby, the Company Rights Plan and Amendment 1 to the Company Rights Plan does not purport to be complete and is qualified in its entirety by reference to (i) the actual Amendment 2 to the Company Rights Plan, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference, (ii) the actual Company Rights Plan, a copy of which is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on July 28, 2020 and incorporated herein by reference and (iii) the actual Amendment 1 to the Company Rights Plan, a copy of which is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on February 17, 2021 and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The foregoing discussion of Amendment 2 to the Company Rights Plan under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Amendment No. 2 to Rights Agreement by and between Tribune Publishing Company and Computershare Trust Company, N.A., dated as of April 23, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Information For Investors And Stockholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. In connection with the proposed transaction between Tribune, Tribune Enterprises, LLC (“Acquiror”) and Tribune Merger Sub, Inc. (“Merger Sub”), Tribune filed a Schedule 13e-3 transaction statement and a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on March 23, 2021, an amendment to the Schedule 13e-3 transaction statement and an amendment to the preliminary proxy statement with the SEC on April 14, 2021, and an amendment to the Schedule 13e-3 transaction statement and a definitive proxy statement (the “Definitive Proxy Statement”) with the SEC on April 20, 2021. This communication is not a substitute for any proxy statement or other document Tribune has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TRIBUNE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. The Definitive Proxy Statement was first mailed to stockholders of Tribune on or about April 20, 2021. Investors and security holders will be able to obtain other documents (if and when available) filed with the SEC by Tribune through the website maintained by the SEC at http://www.sec.gov. Copies of the Definitive Proxy Statement and other documents (if and when available) filed with the SEC by Tribune can be obtained free of charge on Tribune’s website at https://investor.tribpub.com or by contacting Tribune’s primary investor relation’s contact by email at abullis@tribpub.com or by phone at 312-222-2102.

Participants in Solicitation

Tribune, Acquiror, Merger Sub, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Tribune is set forth in its Annual Report on Form 10-K for the fiscal year ended December 27, 2020, which was filed with the SEC on March 8, 2021, its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 7, 2020, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Definitive Proxy Statement and will be contained in other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

This communication includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements involve many risks and uncertainties about Tribune, Acquiror and Merger Sub that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, failure to obtain the required vote of the Company’s stockholders; the timing to consummate the proposed transaction; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Tribune; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Tribune to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers. These forward-looking statements speak only as of the date of this communication, and Tribune expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Tribune’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Tribune, including the most recent Forms 10-K and 10-Q for additional information about Tribune and about the risks and uncertainties related to the business of Tribune which may affect the statements made in this presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Tribune Publishing Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2021

Tribune Publishing Company

By:	/s/ Terry Jimenez
	Name:	Terry Jimenez
	Title:	Chief Executive Officer